UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

American Express Company

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on May 2, 2011.

AMERICAN EXPRESS COMPANY	Meeting Information
	Meeting Type:	Annual Meeting
	For holders as of:	March 4, 2011
	Date: May 2, 2011	Time: 9:00 AM EDT
Location: Company’s Headquarters
200 Vesey Street
New York, NY 10285

200 VESEY STREET NEW YORK, NY 10285	You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting. This notice also constitutes Notice of the 2011 Annual Meeting of Shareholders.

See the reverse side of this notice to obtain proxy materials and voting instructions.

M31260-P07902

Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

  ANNUAL REPORT        NOTICE AND PROXY STATEMENT

  How to View Online:

Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

                                 1) BY INTERNET:         www.proxyvote.com

                                 2) BY TELEPHONE:     1-800-579-1639

                                 3) BY E-MAIL*:             sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 18, 2011 to facilitate timely delivery.

How To Vote

Please Choose One of the Following Voting Methods

Vote In Person: All shareholders of record at March 4, 2011 (or holders in street name who have obtained a valid proxy) may vote in person at the meeting. Directions to the meeting are under Location of the 2011 Annual Meeting of Shareholders in the proxy statement.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

M31261-P07902

Voting Items
The Board of Directors recommends you vote FOR the following:		The Board of Directors recommends you vote 1 YEAR on the following proposal:
1. Election of Directors		4. Advisory vote on frequency of advisory executive compensation vote.
Nominees:
01) D.F. AKERSON	08) R.C. LEVIN
02) C. BARSHEFSKY	09) R.A. MCGINN
03) U.M. BURNS	10) E.D. MILLER	The Board of Directors recommends you vote AGAINST the following proposals:
04) K.I. CHENAULT	11) S.S REINEMUND
05) P. CHERNIN	12) R.D. WALTER	5. Shareholder proposal relating to cumulative voting for directors.
06) T.J. LEONSIS	13) R.A. WILLIAMS
07) J. LESCHLY		6. Shareholder proposal relating to the calling of special shareholder meetings.

The Board of Directors recommends you vote FOR the following proposals:

2. Ratification of appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2011.		The proxies are authorized to vote in their discretion upon any other matter that may properly come before the meeting or any adjournment(s) or postponement(s) thereof.
3. Advisory vote on executive compensation.

Note: You cannot vote by returning this Notice. To vote the shares, you must vote online or request a paper copy of the proxy materials to receive a proxy card. You also may attend and vote at the meeting.

M31262-P07902

M31263-P07902